SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Amended and Restated Credit Agreement (this “Amendment”) is made as of January 15, 2015, by and among CERNER CORPORATION, a Delaware corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMMERCE BANK, a Missouri banking corporation, UMB BANK, N.A., a national banking association, BANK OF AMERICA, N.A., a national banking association, and RBS CITIZENS, N.A., a national banking association (each a “Bank” and, collectively, the “Banks”); BANK OF AMERICA, N.A., a national banking association, as Documentation Agent (in such capacity, the “Documentation Agent”); U.S. BANK NATIONAL ASSOCIATION, as the lender for Swingline Loans (in such capacity, the “Swingline Lender”), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Banks hereunder (in such capacity, the “Administrative Agent” or “Agent”), as lead arranger hereunder (in such capacity, the “Lead Arranger”) and as sole book runner. Capitalized terms used and not defined in this Amendment have the meanings given to them in the Credit Agreement referred to below.
Preliminary Statements
(a)The Banks and the Borrower are parties to an Amended and Restated Credit Agreement dated as of February 10, 2012, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 28, 2012 (as the same may be amended, renewed, restated, replaced, consolidated or otherwise modified from time to time, the “Credit Agreement”).
(b)    The Borrower has requested certain modifications to the terms of the Credit Agreement as set forth in this Amendment.
(c)    The Banks are willing to agree to the requested modifications, subject, however, to the terms, conditions and agreements set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Modification to Section 1.1 – Defined Terms. The following modifications are hereby made to Section 1.1 of the Credit Agreement:
(a)    The definition of “Daily LIBOR Rate” is hereby deleted and is replaced in its entirety with the following:
“Daily LIBOR Rate” means, on any day, the greater of (a) zero percent (0.0%) and (b) the average offered rate for deposits in United States dollars for delivery of such deposits on a one-month basis, which appears on Reuters Screen LIBOR01 Page (or any successor thereto), as of 11:00 A.M., London time (or such other time as of which such rate appears), or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose.
(b)    The definition of “LIBOR Index Rate” is hereby deleted and is replaced in its entirety with the following:
“LIBOR Index Rate” means for any Interest Period, the greater of (a) zero percent (0.0%) and (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) for deposits in Dollars for a period equal to such Interest Period, as quoted, as of 11:00 a.m., London time, on the date two Business Days before the first day of such Interest Period, on the appropriate Telerate page or by such other financial news service (electronic or otherwise) as the Administrative Agent, acting in a commercially reasonable manner, may elect to utilize from time to time.
(c)    The definition of “Interest Period” is hereby modified by deleting the word “ninth” in the first sentence of such definition.
(d)    The definition of “Obligations” is hereby deleted and is replaced in its entirety with the following:
“Obligations” shall mean, collectively, all indebtedness, liabilities and obligations whatsoever of the Borrower to the Banks whether now existing or hereafter arising under or in connection with this Agreement and/or any of the other Credit Documents and/or any Interest Rate Protection Agreement, including without limitation, the principal of, and interest on, the Loans, all future advances thereunder, and all other amounts now or hereafter owing to the Administrative Agent, the Documentation Agent, the Lead Arranger, the Issuing Banks, the Swingline Lender or the Banks under this Agreement, the Notes, the Letters of Credit, the Reimbursement Agreements, the Subsidiary Guaranty or any of the other Credit Documents; provided, however, that “Obligations” shall exclude all Excluded Swap Obligations.
(e)    The definition of “Permitted Liens” is hereby modified by inserting the following new (12) after (11), renumbering current (12) as new (13) and replacing the reference to “(1) through (11)” in current (12) with “(1) through (12)”.
(12) Liens in connection with new markets tax transactions whereby the Indebtedness secured by each such Lien does not extend to additional property of the Company or any Subsidiary (other than the property that is the subject of the new markets tax transaction); and
(f)    The following defined terms are hereby added to Section 1.1:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor Subsidiary, any Swap Obligation if, and only to the extent that, all or a portion of the Guarantee of such Guarantor Subsidiary of, or the grant by such Guarantor Subsidiary of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor Subsidiary’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor Subsidiary or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Swap Counterparty” means, with respect to any swap with a Bank, any person or entity that is or becomes a party to such swap.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act between any Bank and one or more Swap Counterparties.

2.    New Schedule 5.1. A new Schedule 5.1 is attached hereto and replaces the previous Schedule 5.1 in its entirety.
3.    Amendment to Section 5.12 (Representation regarding Subsidiaries). Section 5.12 of the Credit Agreement is deleted and is replaced with the following:
“5.12 Guarantor Subsidiaries. The ownership of each Guarantor Subsidiary is listed on Schedule 5.12 hereto. The Borrower owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote its shares of capital stock of each such Guarantor Subsidiary, all as set forth on Schedule 5.12.”
4.    New Schedule 5.12. A new Schedule 5.12 is attached hereto and replaces the previous Schedule 5.12 in its entirety.
5.    Amendment to Section 6.1(m) (Reporting Requirements). Section 6.1(m) of the Credit Agreement is deleted and is replaced in its entirety with the following:
(m)    promptly from time to time such other information regarding (1) the business, affairs, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries (including but not limited to a listing of all then current Subsidiaries of the Borrower and the ownership thereof), (2) compliance by the Borrower with its obligations contained herein or in any of the other Credit Documents, and (3) the transactions contemplated hereby, in each case in such form and in such detail as the Administrative Agent may reasonably request.

6.    Modification to Section 6.11 – Dividends and Distributions. Section 6.11 of the Credit Agreement is deleted and is replaced in its entirety with the following:
6.11    Dividends and Distributions. The Borrower shall not, nor shall it permit any of its Subsidiaries to, declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or otherwise, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose (the foregoing transactions being collectively called “Restricted Payments”); provided, however, that (a) the Borrower and its Subsidiaries may declare and pay dividends payable solely in shares of its common stock, (b) any Subsidiary of the Borrower may make Restricted Payments to the Borrower or to any Guarantor Subsidiary, (c) any Foreign Subsidiary may make Restricted Payments to another Foreign Subsidiary, and (d) during any fiscal quarter, the Borrower may declare and pay cash dividends, and/or redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose, in each case if no Default or Event of Default then exists or would result therefrom.

7.    Addition to Section 6.9 (Addition of Guarantor Subsidiary by Separate Joinder). The following is added as new subsection 6.9(d) to the Credit Agreement, and Exhibit I attached hereto is added as a new Exhibit to the Credit Agreement:
(d)    The parties agree that a Person may become a Subsidiary Guarantor pursuant to the terms of this Section 6.9 by execution of a separate Joinder Agreement substantially in the form of Exhibit I attached hereto, executed by such Person and acknowledged by the then existing Guarantor Subsidiaries.
8.    Addition of Guarantor Subsidiaries. The parties acknowledge and agree that effective as of the date of this Amendment, Cerner Property Development, Inc., a Delaware corporation, and Cerner Health Services, Inc. are each hereby added as a “Guarantor Subsidiary”.
9.     Reaffirmation of Credit Documents. The Borrower reaffirms its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Agent and the Banks, as a material inducement to the Agent and each Bank to enter into this Amendment, that (a) the Borrower has no and in any event waives any, defense, claim or right of setoff with respect to its obligations under, or in any other way relating to, the Credit Agreement, as amended hereby, or any of the other Credit Documents to which it is a party, or the Agent’s or any Bank’s actions or inactions in respect of any of the foregoing, and (b) all representations and warranties made by or on behalf of the Borrower in the Credit Agreement and the other Credit Documents, as modified by this Amendment, are true and complete on the date hereof as if made on the date hereof.
10.    Conditions Precedent to Amendment. Except to the extent waived in a writing signed by the Administrative Agent and delivered to the Borrower, the Administrative Agent and the Banks shall have no duties under this Amendment until the Administrative Agent shall have received fully executed originals of each of the following, each in form and substance satisfactory to the Administrative Agent:
(a)    Amendment. This Amendment;
(b)    First Amendment to Amended and Restated Guaranty Agreement, executed by each Guarantor Subsidiary;
(c)    Secretary’s Certificate. A certificate from the Secretary or Assistant Secretary of the Borrower certifying to the Administrative Agent that, among other things, (i) attached thereto as an exhibit is a true and correct copy of the resolutions of the board of directors of the Borrower authorizing the Borrower to enter into the transactions described in this Amendment and the execution, delivery and performance by the Borrower of any documents related to this Amendment, (ii)  the articles of incorporation and by-laws of the Borrower as filed with the Securities and Exchange Commission are in full force and effect and have not been amended or otherwise modified or revoked, and (iii) attached thereto as exhibits are certificates of good standing, each of recent date, from the Secretary of State of Delaware and the Secretary of State of Missouri, certifying the good standing and authority of the Borrower in such states as of such dates; and
(d)    Other Documents. Such other documents as the Administrative Agent may reasonably request to further implement the provisions of this Amendment or the transactions contemplated hereby.
11.    No Other Amendments; No Waiver of Default. Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the parties in accordance with their respective terms. By entering into this Amendment, the Administrative Agent and the Banks are not waiving any Default or Event of Default which may exist on the date hereof.
12.    Expenses. The Borrower agrees to pay and reimburse the Administrative Agent and/or the Banks for all out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, delivery, operation, enforcement and administration of this Amendment, including the reasonable fees and expenses of counsel to the Administrative Agent and the Banks.
13.    Counterparts; Fax Signatures. This Amendment and any documents contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement. This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.
14.    Mo. Rev. Stat. Section 432.047 Statement. The following statement is given pursuant to Mo. Rev. Stat. Section 432.047: NO ORAL AGREEMENTS; FINAL WRITTEN AGREEMENT. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (THE BORROWER) AND US (THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE LEAD ARRANGER, THE SWINGLINE LENDER, THE ISSUING BANK AND THE BANKS) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH, TOGETHER WITH ALL OTHER WRITTEN AGREEMENTS BETWEEN US, IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
15.    Governing Law. This Amendment shall be governed by the same law that governs the Credit Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
CERNER CORPORATION,
the Borrower

By:
Marc G. Naughton
Executive Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent, Lead Arranger, Sole Book Ruuner, Swingline Lender, an Issuing Bank and a Bank

By:
    Shelly Ungles
Vice President

COMMERCE BANK
as a Bank

By:
Pamela T. Hill
Vice President

UMB BANK, N.A.,
as a Bank

By:
Mark D. Nuss
Vice President

BANK OF AMERICA, N.A.,
as Documentation Agent, an Issuing Bank and a Bank

By:
Michael Bruening
AVP | Portfolio Management Officer

RBS CITIZENS, N.A.
as a Bank

By:
Darran Wee
Vice President

CONSENT OF GUARANTOR SUBSIDIARIES
Reference is made to the Amended and Restated Guaranty dated as of February 10, 2012, given by (1) CERNER PROPERTIES, INC., (2) CERNER INTERNATIONAL, INC., (3) CERNER MULTUM, INC., (4) CERNER HEALTH CONNECTIONS, INC., (5) CERNER HEALTHCARE SOLUTIONS, INC., (6) THE HEALTH EXCHANGE, INC., (7) CERNER INNOVATION, INC., and (8) by Joinder dated as of the date hereof, CERNER PROPERTY DEVELOPMENT, INC. and CERNER HEALTH SERVICES, INC. (each a “Guarantor Subsidiary” and, collectively, the “Guarantors Subsidiaries”) in favor of the Bank Parties (as such term is defined in the Credit Agreement referred to in the above Amendment, as so amended (the “Bank Parties”) (with respect to each Guarantor Subsidiary, such Guarantor Subsidiaries’ “Guaranty”). Capitalized terms used and not defined in this Consent of Guarantors shall have the meanings given to them in the Credit Agreement referred to in the above Amendment, as so amended. To induce the Bank Parties to enter into the above Amendment, the Subsidiary Guarantors jointly and severally (a) consent to the Bank Parties and the Borrower entering into the Amendment, (b) agree that the execution, delivery and performance of the Amendment shall not discharge, limit or otherwise impair the obligations of each Guarantor Subsidiary under the Guaranty to which such Guarantor Subsidiary is a party, (c) agree that each Guaranty is and remains in full force and effect and is enforceable against the Guarantor Subsidiary thereto in accordance with its terms, (d) waive any defense, claim or right of setoff that any of the Guarantor Subsidiaries may have in respect of the above Amendment and confirm that the Guarantor Subsidiaries are not aware of any defense, claim or right of setoff that any of the Guarantor Subsidiaries may have in respect of any Guaranty, the Credit Agreement, any other Credit Document or the Bank Parties’ actions or inactions in respect of any of the foregoing, and (e) agree that the Bank Parties have no duty to give any Guarantor Subsidiary notice of or obtain any Guarantor Subsidiaries’ consent to the transactions described in the Amendment, and that any Bank Party’s giving of notice to the Guarantor Subsidiaries and the obtainment of their consent in this instance shall not impose any similar or other duty upon the Bank Parties in any future matter or transaction. This Consent of Guarantor Subsidiaries shall, as to each Guarantor Subsidiary, be governed by the same law that governs such Guarantor Subsidiary’s Guaranty, and may be validly executed and delivered by fax or other electronic transmission and by use of one or more counterpart signature pages.

[signature pages to follow]

GUARANTOR SUBSIDIARIES:

CERNER PROPERTIES, INC.,	CERNER INTERNATIONAL, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Name: Marc G. Naughton	Name: Marc G. Naughton
Title: President	Title: President

CERNER MULTUM, INC.,	CERNER HEALTH CONNECTIONS, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Name: Marc G. Naughton	Name: Marc G. Naughton
Title: President	Title: President

CERNER HEALTHCARE SOLUTIONS, INC.,	CERNER INNOVATION, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Name: Marc G. Naughton	Name: Marc G. Naughton
Title: President	Title: President

CERNER PROPERTY DEVELOPMENT, INC.,	THE HEALTH EXCHANGE, INC.
a Delaware corporation	a Missouri corporation

By:__________________________________	By:
Name: Marc G. Naughton	Name: Marc G. Naughton
Title: President	Title: President and Treasurer

CERNER HEALTH SERVICES, INC.,
a Delaware corporation

By:__________________________________
Name: Marc G. Naughton
Title: President

SCHEDULE 5.1
Schedule of Changes to Bylaws and Articles of Incorporation of
Cerner Corporation and its U.S. Subsidiaries
Since November 12, 2009

	Articles	Bylaws
Cerner Corporation	Certificate of Amendment #1 to 2nd Restated Certificate dated 5/27/2011	Amendment No. 1 to the Bylaws, effective 3/10/2010
Cerner Corporation	Certificate of Amendment #2 to 2nd Restated Certificate dated 5/27/2011	Amendment No. 2 to the Bylaws, effective 3/9/2011
Cerner Corporation	Third Restated Certificate of Incorporation dated 9/12/2013	Amendment No. 3 to the Bylaws, effective 12/23/13

SCHEDULE 5.12-- Ownership of Guarantor Subsidiaries

Cerner Subsidiaries
Name	Jurisdiction of Organization	Ownership
Cerner Health Connections, Inc.	Delaware	Cerner Corporation 100%
Cerner Health Services, Inc.	Delaware	Cerner Corporation 100%
Cerner Healthcare Solutions, Inc.	Delaware	Cerner Corporation 100%
Cerner Multum, Inc.	Delaware	Cerner Corporation 100%
Cerner Property Development, Inc.	Delaware	Cerner Corporation 100%
Cerner Properties, Inc.	Delaware	Cerner Corporation 100%
Cerner Innovation, Inc.	Delaware	Cerner Corporation 100%
Cerner International, Inc.	Delaware	Cerner Corporation 100%

EXHIBIT I
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (the “Agreement”) is made as of ______, 201_, by each of the entities that is a party to this Agreement (each, a “Joining Party” and, collectively, the “Joining Parties”), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for itself and for the other Banks (as such terms are defined in the Credit Agreement referred to below), and is consented to by the other persons and entities whose signatures appear under the included Consent and Agreement of the Loan Parties.
Preliminary Statements
(a)    Cerner Corporation, a Delaware corporation (the “Borrower”), has entered into an Amended and Restated Credit Agreement dated as of February 10, 2012 (as amended and in effect from time to time, the “Credit Agreement”) with the Banks, pursuant to which the Banks, subject to the terms and conditions therein, agreed to make loans or otherwise extend credit to the Borrower.
(b)    Each of the entities initially a signatory thereto and each of those entities subsequently executing and delivering a Joinder Agreement (as defined in the Credit Agreement) (each a “Guarantor Subsidiary” and collectively, the “Guarantor Subsidiarys”) has entered into or become a party to an Amended and Restated Guaranty dated as of February 10, 2012 (as amended and in effect from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Banks.
(c)    It is a condition to the obligations of the Banks under the Credit Agreement and the other Credit Documents that each Joining Party enter into this Agreement, which each Joining Party is willing to do.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Joining Party agrees as follows:
1.Definitions. All capitalized terms used but not defined in this Agreement have the meanings given to them in the Guaranty or, as applicable, the Credit Agreement (as the same have been or may hereafter be amended, restated, supplemented or otherwise modified from time to time).
2.Status and Obligations. Each Joining Party acknowledges, agrees and confirms to the Administrative Agent (for its benefit and for the benefit of each of the Banks) that:
(a)    Credit Agreement. Such Joining Party hereby (i) joins in and will hereafter be deemed to be a “Guarantor Subsidiary” and a “Subsidiary” for all purposes of (and as those terms are defined in) the Credit Agreement as if it had existed at the Closing Date (as defined in the Credit Agreement), (ii) assumes all of the obligations of a Guarantor Subsidiary under the Credit Agreement, (iii) makes and confirms all of the representations and warranties set forth in the Credit Agreement relating or applicable to a Subsidiary and/or Guarantor Subsidiary, and (iv) agrees to be bound by all of the covenants, waivers, releases, indemnifications and all other terms and provisions of the Credit Agreement given by, agreed to, binding on, or otherwise applicable to, a Subsidiary and/or Guarantor Subsidiary.
(b)    Guaranty. Such Joining Party hereby (i) joins in and will hereafter be deemed to be a party to the Guaranty and a “Guarantor Subsidiary” for all purposes of (and as that term is defined in) the Guaranty as if it had executed the same, (ii) assumes all of the obligations of a Guarantor Subsidiary under the Guaranty and, without limiting the generality of the foregoing, joins in the guaranty of the “Obligations” (as defined in the Guaranty) provided for in Section 2.1 thereof on a joint and several basis with all of the Guarantor Subsidiaries thereunder, (iii) makes all of the representations and warranties set forth in the Guaranty applicable to a Guarantor Subsidiary, and (iv) agrees to be bound by all of the covenants, waivers, releases, indemnifications and all other terms and provisions of the Guaranty given by, agreed to, binding on, or otherwise applicable to, a Guarantor Subsidiary.
3.Representations and Warranties. Each Joining Party hereby represents and warrants to the Administrative Agent (for its benefit and for the benefit of each of the Banks) that:
(a)    such Joining Party is a duly organized and validly existing corporation or other organization and has full corporate or other organizational power and authority to enter into this Agreement and to pay and perform its obligations under this Agreement and the other Credit Documents to which it is a party;
(b)        this Agreement has been duly authorized, executed and delivered by such Joining Party and this Agreement and each of the other Credit Documents to which it is a party constitutes a legal, valid and binding obligation of such Joining Party, enforceable against such Joining Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors’ rights generally and subject to the discretion of the courts in applying equitable remedies;
(c)    neither the execution or delivery of this Agreement by such Joining Party, nor the performance by such Joining Party of its obligations under this Agreement or any of the Credit Documents to which it is a party contravenes any provision of such Joining Party’s constituent documents (including, without limitation and as applicable, its certificate or articles of incorporation, by-laws and any other agreements or documents relating to such Joining Party’s formation, existence or authority to act) or any contractual or legal restriction binding on such Joining Party or its assets, gives rise to any default under any agreement binding on such Joining Party or its assets, or results in any lien or other rights in favor of any person (other than the Administrative Agent or a Lender);
(d)    no Default or Event of Default (as each such term is defined in the Credit Agreement) has occurred and is continuing; and
(e)    as of the date of execution of this Agreement by such Joining Party, such Joining Party is an “eligible contract participant” as defined in the Commodity Exchange Act (as such term is defined in the Credit Agreement).
4.Additional Deliveries. Each Joining Party hereby agrees to deliver to the Administrative Agent the following (in each case in form and substance reasonably satisfactory to the Administrative Agent):
(a)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of such Joining Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each duly authorized officer authorized to act on behalf of such Joining Party in connection with this Agreement or any of the Credit Documents to which it is a party;
(b)    such documents and certifications as the Administrative Agent may reasonably require to evidence that such Joining Party is duly organized or formed, validly existing and in good standing in its jurisdiction of organization, including, certified copies of its constituent documents and certificates of good standing;
(c)    such other approvals, certificate, instruments or documents as the Administrative Agent reasonably may require.
5.Miscellaneous.
(a)    Integration; Confirmation. On and after the date hereof, the applicable Credit Documents shall be supplemented as expressly set forth herein; and all other terms and provisions of the applicable Credit Documents continue in full force and effect and unchanged and are hereby confirmed in all respects.
(b)    Credit Document. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(c)    Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
(d)    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e)    Simultaneous Joinder. To the extent any other person or entity is entering into a similar joinder agreement on or about the date of this Agreement, then those similar joinder agreements will be deemed to have been executed and delivered simultaneously with this Agreement. Notwithstanding the foregoing, if it is ever determined that this Agreement was executed and delivered prior to any other similar joinder agreement, then the Joining Party will be deemed to have given each consent and agreement with respect to that other similar joinder agreement that the Borrower and Guarantor Subsidiaries have given with respect to this Agreement.
(f)    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
(g)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI WITHOUT REGARD TO ANY CHOICE OF LAW RULE THEREOF.
[Signature pages follow]

IN WITNESS WHEREOF, each Joining Party has caused this Agreement to be duly executed by its authorized officer as of the day and year first written above.
_____________________________

BY:
NAME:
TITLE:
ORGANIZATIONAL IDENTIFICATION NUMBER:

CHIEF EXECUTIVE OFFICE:
    ___________________
    ___________________

Accepted as of ______, 201_:

U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

BY:
NAME:
TITLE:

CONSENT AND AGREEMENT OF THE LOAN PARTIES
Each of the undersigned (each, a “Loan Party”): (a) consents to the foregoing, (b) agrees that each reference to a “Subsidiary” or a “Guarantor Subsidiary” in any of the Credit Documents includes each Joining Party, (c) agrees that each reference to a “Guarantor Subsidiary” in the Guaranty includes each Joining Party, (d) agrees that nothing in the foregoing Agreement shall act to discharge, limit or otherwise impair the obligations or liabilities of such Loan Party under any of the Credit Documents to which such Loan Party is a party or by which it is bound, (e) ratifies and reaffirms such Loan Party’s obligations under the Credit Documents to which such Loan Party is a party or by which such Loan Party is bound, in each case as supplemented by the foregoing Agreement, (f) agrees that, insofar as the foregoing Agreement acts to give notice to or obtain the consent of any entity who is a Guarantor Subsidiary, hypothecator or similar obligor, the Administrative Agent’s election to give notice to or obtain the consent of such entity in this instance shall not impose any similar or other duty on the Administrative Agent or any Bank with respect to any future consent, waiver or other concession made by the Administrative Agent or any Bank, and (g) agrees that its obligations under the Credit Documents to which such Loan Party is a party or by which it is bound are not discharged, limited or otherwise impaired in any way by the failure of any other person or entity to execute the foregoing Agreement or this Consent and Agreement of the Loan Parties.
Each of the undersigned also represents, warrants and covenants to the Administrative Agent and the Banks that the execution of this Agreement by the undersigned is a material inducement to the Administrative Agent and the Banks to enter into the foregoing Agreement and the transactions contemplated thereby.

[Signature blocks for Borrower and each                         entity that was a Guarantor Subsidiary prior to date of                             the Agreement.]